EXHIBIT 10.7


                     SPLIT DOLLAR AGREEMENT


     This  Split Dollar Agreement (the "Agreement") is  made  and entered  into this 29th day of June, 1999 by and between  Nortek,

Inc., a Delaware corporation having a principal place of business in  Providence, Rhode Island (the "Corporation"), and Douglass N.

Ellis,  Jr.,  of  Nantucket, Massachusetts (the  "Trustee"),  for

himself and his successors in office as trustee of The Richard L.

and  Cheryl A. Bready 1998 Irrevocable Trust established December

21,  1998 by Richard L. Bready and Cheryl A. Bready, both of said

Providence  (the  Corporation  and the  Trustee  are  hereinafter referred to together as the "Parties").

                          WITNESSETH:

     WHEREAS,  Richard L. Bready (the "Employee") is employed  by the Corporation as its chief executive officer; and

     WHEREAS,  the Corporation desires to assist the  Trustee  in funding  insurance  on the joint lives of the  Employee  and  his

wife,   Cheryl  A.  Bready  (the  "Insureds"),  the   Corporation

believing  that  providing  such  assistance  is  in   its   best

interests; and

     WHEREAS,  the Trustee is the owner of policy [policy  number redacted]  (the  "Policy")  issued by  New  York  Life  Insurance

Company (the "Insurer") on the joint lives of the Insureds;

     NOW, THEREFORE, for and in consideration of the promises and mutual  covenants  expressed herein by each of the  Parties,  the

Parties agree as follows:

     1.    The  Corporation shall pay each premium on the  Policy

due  on or after the date of this Agreement, on or before the due

date   or   within  the  applicable  grace  period.   Immediately

thereafter, the Corporation may require payment from the  Trustee of  the Trustee's share (as defined below).  If payment from  the

Trustee  is  not  so required, the Corporation  shall  treat  its payment  of  the  Trustee's share (as so defined)  as  additional compensation  to  the  Employee.  The  Trustee's  share  of  each premium shall be that portion of the premium that is equal to the economic  benefit  which the Employee would  be  deemed  to  have received and which would be taxable to him for federal income tax purposes  under Revenue Rulings 64-328, 66-110 and any subsequent rulings  or  regulations if the entire premium were paid  by  the

Corporation.

     2.    The  Trustee  shall be the owner of  the  Policy  and,

except  to the extent of the Corporation's Interest in the Policy as provided herein, shall have and may exercise all the rights of a policy owner.  Dividends shall not be applied to the payment of premiums  unless  otherwise agreed by  the  Corporation  and  the

Trustee.

     3.     The  Trustee  hereby assigns to the  Corporation  the

following limited ownership rights in the Policy:

     (a) The right to obtain one or more loans or advances on the Policy to the extent of the Corporation's
          Interest in the Policy, in each case only with the prior consent of the Trustee.

     (b) The right upon termination of this Agreement to realize against the cash value of the Policy or the death proceeds payable under the terms of the Policy, as the case may be, the Corporation's Interest in the Policy. For purposes of this subparagraph, the sale, surrender or transfer of ownership of the Policy by the Trustee shall be deemed a termination of the Agreement unless consented to by the Corporation. If this Agreement terminates during the lifetime of either of the Insureds, the Corporation shall have no right of recovery against the Trustee in excess of the then cash surrender value of such policy.


     4.    The  Corporation's "Interest" in the Policy as of  any

given  date  shall equal the sum of the Corporation's  cumulative premiums  paid to the Insurer with respect to the Policy (whether paid before or after the date of this agreement), reduced by  the amount of any outstanding indebtedness on the Policy incurred for the benefit of the Corporation.

     5.    This Agreement may be terminated by either party, with

or  without the consent of the other party, by giving  notice  to the  other party.  If not sooner terminated, this Agreement shall terminate  upon  the first to occur of any one of  the  following events:

     (a)  The total cessation of the business of the Corporation;

     (b)  The   bankruptcy,  insolvency  or  dissolution  of  the
          Corporation; or

     (c)  The death of the survivor of the Insureds.

Upon  termination, the rights of the Parties shall be as provided

herein.   Notwithstanding the foregoing, the  Corporation  agrees

that  this Agreement shall be subject to the terms of Section  10

(relating  to split dollar insurance) of the employment agreement entered  into  as  of February 26, 1997, as  from  time  to  time amended,  between  the Corporation and the Employee  as  if  this

Agreement were listed on Schedule 1 of said employment agreement,

and  the  terms  of said Section 10 are hereby incorporated  into this Agreement.

     6.    To  secure  the  repayment to the Corporation  of  the

amounts  due to it under the terms of this Agreement, the Trustee

hereby  assigns the Policy to the Corporation as  collateral   to

the
full  extent of the Corporation's Interest  in  the  Policy.

This collateral assignment of the Policy to the Corporation shall not  be  terminated,  altered,  amended,  adversely  affected  or reduced  in  any way by the Trustee, without the express  written consent  of the Corporation.  The Parties hereto agree to execute any  additional collateral assignment forms or documents required by  the Insurer, or which may otherwise be necessary to implement this Agreement.

     7.    The Parties agree that this is a private agreement  to

which  the Insurer is not a party and for which it can assume  no responsibility and, therefore, a copy of the Agreement  need  not be  filed with the Insurer.  The Insurer shall be fully protected from  all liability under the Policy in dealing exclusively  with the  owner of the Policy and in paying the proceeds of the Policy in  accordance  with  the collateral assignment  and  beneficiary designation provided to the Insurer.

     8.   If this Agreement is subject to the Employee Retirement

Income  Security  Act of 1974 ("ERISA"), it shall  constitute  an employee  welfare benefit plan.  If required, the Vice  President and  Treasurer  of  the Corporation is hereby designated  as  the

named  fiduciary  under this Agreement for ERISA  purposes.   The

Vice  President and Treasurer shall have discretionary  authority

to   control   and  manage  the  operation,  interpretation   and

administration  of  this Agreement and to  establish  any  claims procedures required by ERISA.

     9.    Any of the provisions of this Agreement may be amended

or  altered, and such changes shall become effective when reduced to writing and signed by both of the Parties.

     10.   This Agreement shall be binding upon and inure to  the

benefit  of the Corporation, and its successors and assigns,  and the Trustee, and his successors and assigns.

     11.   Except  to  the extent that federal law applies,  this

Agreement shall be governed by, and construed in accordance with,

the  laws of the State of Rhode Island.  However, if and  to  the extent  that ERISA applies, ERISA shall pre-empt any  state  laws

(including  the  laws of the State of Rhode Island)  relating  to this Agreement.

     SIGNED and SEALED in two original counterparts as of the date first above written.


                                   NORTEK, INC.


                                   By: /s/ Richard J. Harris
                                   Its: Vice President and Treasurer,
                                     duly authorized


                                    /s/ Douglass N. Ellis, Jr.
                                   Douglass N. Ellis, Jr., for
                                   himself and his successors
                                   in office as trustee of The
                                   Richard L. and Cheryl A. Bready 1998
                                   Irrevocable Trust, and not individually

   Appendix (prepared by the Company for SEC filing purposes)
                               to
Exhibit 10.7 -- Split Dollar Agreement dated as of June 29, 1999 between the Company and Douglass N. Ellis, Jr. as trustee of The
           Richard L. Bready and Cheryl A. Bready 1998
                        Irrevocable Trust


      The  life  insurance policy covered by  this  Split  Dollar
Agreement (the "Agreement") currently provides for a death benefit of $15,000,000 to be divided between the beneficiary of the policy and the Company pursuant to the Agreement.